Supplement Dated September 28, 2015
To The Prospectus Dated April 27, 2015

JNL® Investors Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective October 1, 2015, in the section entitled "Management of the Trust," sub-section "Administrative Fee," please delete the section in its entirety and replace it with the following:

The JNL/PPM America Total Return Fund and the JNL/PPM America Low Duration Bond Fund pays to JNAM ("Administrator") an Administrative Fee as set forth below of the average daily net assets of each Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds.  In addition, the Administrator provides fund accounting and administration services for each Fund.  Each Fund is responsible for interest and taxes, overdraft expenses, trading expenses including brokerage commissions, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the independent Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

Funds	Assets	Administrative Fee
JNL Money Market Fund	All Assets	N/A
JNL/PPM America Low Duration Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

This Supplement is dated September 28, 2015.

Supplement Dated September 28, 2015
To The Statement of Additional Information
Dated April 27, 2015

JNL® Investors Series Trust

Please note that the changes impact your variable annuity product(s).

Please note that all changes are effective September 28, 2015.

On page 45, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers", sub-section, "Administrative Fee," please delete in its entirety and replace it with the following:

Administrative Fee. The JNL/PPM America Total Return Fund and the JNL/PPM America Low Duration Bond Fund pays to JNAM ("Administrator") an Administrative Fee as set forth below of the average daily net assets of each Fund. The Administrator does not receive a fee related to the performance of its services for the JNL Money Market Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds.  In addition, the Administrator provides fund accounting and administration services for each Fund.  Each Fund is responsible for interest and taxes, overdraft expenses, trading expenses including brokerage commissions, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the independent Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

Funds	Assets	Administrative Fee
JNL Money Market Fund	All Assets	N/A
JNL/PPM America Low Duration Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

The fees paid by each Fund to the Administrator are outlined below:

Fund	December 31, 2014	December 31, 2013	December 31, 2012
JNL Money Market Fund	N/A	N/A	N/A
JNL/PPM America Low Duration Bond Fund	$467,469	$113,665	N/A
JNL/PPM America Total Return Fund	$861,857	$569,098	$364,967

This Supplement is dated September 28, 2015.

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